UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 21, 2019
UNITED STATES CELLULAR CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	001-09712	62-1147325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8410 West Bryn Mawr, Chicago, Illinois 60631
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (773) 399-8900

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

□	Emerging growth company

□
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, $1 par value	USM	New York Stock Exchange
6.95% Senior Notes Due 2060	UZA	New York Stock Exchange
7.25% Senior Notes Due 2063	UZB	New York Stock Exchange
7.25% Senior Notes Due 2064	UZC	New York Stock Exchange

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The following information is provided pursuant to the indicated paragraphs of Item 5.02 of Form 8-K:

(b)
On May 28, 2019, United States Cellular Corporation (U.S. Cellular) issued a press release disclosing that Steven T. Campbell will cease to be Executive Vice President - Finance, Chief Financial Officer and Treasurer and will be appointed Executive Vice President - Chief Administrative Officer of U.S. Cellular effective June 24, 2019. Additionally, Douglas W. Chambers will cease to be Chief Accounting Officer and will be appointed Senior Vice President, Chief Financial Officer and Treasurer of U.S. Cellular effective June 24, 2019.

(c)
(1) As disclosed in the press release, U.S. Cellular announced that the U.S. Cellular board of directors appointed Douglas W. Chambers Senior Vice President, Chief Financial Officer and Treasurer of U.S. Cellular effective June 24, 2019 and appointed Anita J. Kroll Chief Accounting Officer effective June 24, 2019. In such capacities, Mr. Chambers will serve as U.S. Cellular’s principal financial officer and Ms. Kroll will serve as U.S. Cellular’s principal accounting officer.

(2) Mr. Chambers, age 50, will serve in such capacity for a term commencing June 24, 2019, until his successor is elected and qualifies.

Mr. Chambers is currently Chief Accounting Officer of U.S. Cellular and Senior Vice President - Finance and Chief Accounting Officer of Telephone and Data Systems, Inc. (TDS) and is a director and officer of many of TDS’ subsidiaries. Mr. Chambers has been Chief Accounting Officer of U.S. Cellular and Senior Vice President - Finance and Chief Accounting Officer of TDS since May 2018. Prior to that, Mr. Chambers was Vice President and Controller of U.S. Cellular from 2017-2018 and prior to that he was Vice President and Controller at TDS from 2015-2017 and Assistant Controller at TDS from 2012-2015.

Ms. Kroll, age 42, will serve in such capacity for a term commencing June 24, 2019, until her successor is elected and qualifies.

Ms. Kroll is currently Vice President and Controller of TDS. Ms. Kroll has been Vice President and Controller of TDS since June 2017. Prior to that, Ms. Kroll served in various accounting and finance capacities at TDS for more than five years.

There is no arrangement or understanding between Mr. Chambers or Ms. Kroll and any other person pursuant to which either was selected to serve in any U.S. Cellular office.

Neither Mr. Chambers nor Ms. Kroll has any family relationship with any director or executive officer or person nominated or chosen by U.S. Cellular to become a director or executive officer of U.S. Cellular.

Since the beginning of 2018, there has not been any transaction, or series of similar transactions, and there is not currently any proposed transaction, or series of similar transactions, to which U.S. Cellular or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000, in which Mr. Chambers or Ms. Kroll had or will have a direct or indirect material interest.

Further information with respect to Mr. Chambers and Ms. Kroll, including further information with respect to their backgrounds and experience, is incorporated by reference herein from the press release attached hereto as Exhibit 99.1.

(3) Neither Mr. Chambers nor Ms. Kroll became a party, and are not expected to become a party, with U.S. Cellular or its subsidiaries to any material plan, contract or arrangement or material amendment in connection with the foregoing.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 21, 2019, the Board of Directors of U.S. Cellular adopted certain amendments to the U.S. Cellular Restated Bylaws, with such amendments to be effective on June 24, 2019.

Section 3.6 was amended to add a reference to the “President’s designee” and delete references to the Treasurer, the Chief Accounting Officer and the Secretary.

A new section 3.7 was added to include the position of Chief Financial Officer.

Section 3.13 (formerly section 3.12) was amended to delete references to “Treasurer” and add references to “Chief Financial Officer.”

Section 4.3 and section 4.4 were amended to add “Chief Financial Officer.”

The foregoing brief description is qualified by reference to the copy of the Restated Bylaws, as amended, attached hereto as Exhibit 3.1, which are incorporated by reference herein. The attached Bylaws are marked to show changes made. An unmarked, clean copy of the Bylaws will be posted to the U.S. Cellular website at www.uscellular.com under Investor Relations - Corporate Governance.

Item 5.07. Submission of Matters to a Vote of Security Holders
At the Annual Meeting of Shareholders on May 21, 2019, the following number of votes were cast for the matters indicated. The following voting results are final.

1.	Election of Directors:

The following directors received the following votes and were elected:

a. For the election of three Directors of U.S. Cellular by the holders of Common Shares:

Nominee	For	Withhold	Broker Non-vote
J. Samuel Crowley	49,823,094	1,409,853	782,668
Gregory P. Josefowicz	50,956,041	276,906	782,668
Cecelia D. Stewart	50,994,175	238,772	782,668

b. For the election of eight Directors of U.S. Cellular by the holder of Series A Common Shares:

Nominee	For	Withhold	Broker Non-vote
Steven T. Campbell	330,058,770	—	—
LeRoy T. Carlson, Jr.	330,058,770	—	—
Walter C. D. Carlson	330,058,770	—	—
Ronald E. Daly	330,058,770	—	—
Harry J. Harczak, Jr.	330,058,770	—	—
Kenneth R. Meyers	330,058,770	—	—
Peter L. Sereda	330,058,770	—	—
Kurt B. Thaus	330,058,770	—	—

2.     Proposal to ratify the selection of PricewaterhouseCoopers LLP as Independent Registered Public Accountants for 2019:
This proposal received the following votes and was approved:

For	Against	Abstain	Broker Non-vote
381,942,866	127,598	3,921	—

3.	Proposal to approve, on an advisory basis, the compensation of our named executive officers as disclosed in U.S. Cellular's Proxy Statement dated April 9, 2019 (commonly known as "Say-on-Pay"):
This proposal received the following votes and was approved:

For	Against	Abstain	Broker Non-vote
380,850,417	428,402	12,898	782,668

Item 9.01 Financial Statements and Exhibits.
(d) The following exhibits are being filed herewith:

Exhibit Number	Description of Exhibit
3.1	Restated Bylaws, as amended

99.1	Press Release dated May 28, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES CELLULAR CORPORATION
(Registrant)

Date:	May 28, 2019	By:	/s/ Steven T. Campbell
Steven T. Campbell
Executive Vice President - Finance,
Chief Financial Officer and Treasurer
(principal financial officer)